Exhibit 99.1

Marchex Reports Second Quarter 2005 Financial Results

SEATTLE, WA -August 8, 2005 - Marchex, Inc. (NASDAQ: MCHX, MCHXP), today reported its results for the second quarter ended June 30, 2005.

Consolidated Financial Results:

•	Revenue was $21.2 million for the second quarter of 2005, a 139% increase compared to $8.9 million for the same period of 2004.

•	GAAP net income applicable to common stockholders was $107,000 for the second quarter of 2005, or $0.00 per share, compared to a GAAP net loss applicable to common stockholders of $479,000 or $0.02 per share for the same period of 2004.

•	We provide adjusted non-GAAP earnings per share (EPS) in the last financial tables attached to this press release, entitled ‘Reconciliation of GAAP EPS to Adjusted Non-GAAP EPS’ and encourage investors to examine the reconciling adjustments between the GAAP and non-GAAP measures. Some Wall Street analysts use non-GAAP measures to analyze our operating results, which may include adjusted non-GAAP EPS, adjusted operating income before amortization and EBITDA. We present GAAP measures with equal or greater prominence than non-GAAP measures and such non-GAAP measures should not be considered a substitute for, or superior to, GAAP results.

•	Adjusted operating income before amortization was $6.1 million for the second quarter of 2005, or 29% of revenue, which is an increase of 755% compared to $716,000 for the same period of 2004. A reconciliation of non-GAAP adjusted operating income before amortization to GAAP operating income (loss) and GAAP net income (loss) is attached to the financial tables included in this release.

•	EBITDA was $7.2 million in the second quarter of 2005, which is an increase of 872% compared to $741,000 for the same period of 2004. A reconciliation of EBITDA to GAAP net cash provided by operating activities is attached to the financial tables included in this release.

“2005 has thus far represented an active period of investment and operational progress for Marchex, as we continue to build our network of merchant advertisers connecting to potential customers through both owned and partnered online distribution channels” said Russell C. Horowitz, Marchex Chairman and CEO. “Our operational and strategic progress during the first half of 2005 has put Marchex in a position to execute against continued growth initiatives in the second half of the year and into 2006.”

Since its inception in 2003, Marchex has focused on building a leadership position as an online technology company that helps merchants of all sizes sell through search, with particular emphasis on search marketing, local search, and direct navigation. Marchex addresses this by leveraging proprietary technology products to connect advertisers with relevant online customers through: (i) a proprietary network of direct navigation Web properties, including vertical and local Web properties, and (ii) a partner network that includes search engines, directories, comparison shopping engines, and vertical and branded Web properties. A graphical representation of Marchex’s business and focus can be found at http://www.marchex.com/press_080805.html.

Marchex’s management believes it is important to build a high-quality network that contains both proprietary and partner distribution sources. By building a broad base of distribution, Marchex believes it is in a strong position to benefit from the continued growth and evolution of online advertising and search. In the first half of 2005, Marchex made strides in its proprietary traffic initiatives through its Name Development and Pike Street Industries asset acquisitions. In the second quarter of 2005, revenue attributable to proprietary traffic sources, substantially all arising from the Name Development and Pike Street Industries asset acquisitions, was $6.3 million. Of this amount, $700,000 was indirectly attributable to the acquired Pike Street Industries assets, which included revenue contributions from Pike Street Industries’ yellow and white pages services being integrated on other Marchex direct navigation Web sites, such as PhoneNumbers.com and 91899.com.

Highlights:

•	Critical mass of online user traffic: According to Marchex’s internal logs, more than 21 million monthly unique visitors accessed Marchex’s proprietary Web sites in July 2005.

•	Continued investment: Marchex continued its investment in internal resources, including augmenting its technology team and platform. Since the closing of the Name Development asset acquisition in early 2005, the company has added to its investments in human resources and systems, including those related to proprietary traffic and local search marketing.

•	Continued development of the technology platform to support proprietary traffic: The company’s efforts have included: (i) improved domain level and other reporting capabilities; (ii) the ability to dynamically apply distinct user interfaces to a single Web site or multiple Web sites within Marchex’s top-level vertical categories; (iii) the ability to dynamically alter the user interface of a single Web site or multiple Web sites within a category; and (iv) the ability to integrate numerous advertising types (e.g., text listings, product shopping listings, etc.) and multiple data feeds.

•	Web site optimization preliminary results: An initial Marchex priority for its Direct Navigation Web sites was to build a flexible technology platform. Simultaneous with that effort, Marchex also focused on creating tools to enhance the utility of its domain properties, which can lead to increasing the traffic to a Web site and improving monetization. Marchex performed these enhancements to specific Web properties during the quarter. The results of these enhancements include a limited data set over a defined period of time and should not be considered indicative of future results. Preliminary results for selected Web sites are as follows:

•	91899.com, PhoneNumbers.com, VideoCamera.com and JobOnline.com: During the quarter, Marchex made various enhancements to several category-level domains, which included an improved user interface and the integration of multiple data feeds. These feed integrations include yellow- and white-page search capability, reverse phone number look-up functionality, targeted advertiser listings, product shopping listings, a job search feature and other integrations. During the testing period, Marchex’s optimization initiatives successfully increased daily average online user traffic to these Web sites in some instances by multiples of their previous traffic levels.

•	Customer rollouts in local search marketing: During the quarter, Marchex implemented its outsourced search marketing solution to new local partners, including one regional bell operating company and one of the top daily newspapers in the United States.

Marchex Financial Guidance:

Marchex is increasing its revenue guidance from the previous guidance provided on July 27th, 2005. In addition, Marchex is maintaining its 2005 and long-term adjusted operating margin targets set forth on July 27th, 2005. A summary of Marchex’s financial guidance is as follows:

2005 consolidated revenue estimate:	$91 million or more
2005 adjusted operating income before amortization margin target:	26% to 28% or more
Long-term adjusted operating income before amortization margins:	30% or more.

Conference Call and Webcast Information:

Management will hold a conference call, starting at 5:00 p.m. EDT on Monday, August 8th to discuss these quarterly results and other company updates. To access the call by live Webcast, please log onto the Investor Relations section of the Marchex Web site (www.marchex.com/ir.html). An archived version of the Webcast will also be available, beginning two hours after completion of the call, at the same location.

About Marchex, Inc.:

Marchex (www.marchex.com) is an online technology company that helps merchants sell through search. The company is focused on search engine and contextual marketing, local search, and direct navigation. Marchex’s platform of integrated performance-based advertising and search marketing services enables merchants to efficiently market and sell their products and services across multiple online distribution channels, including search engines, product shopping engines, directories and selected Web properties.

Forward looking statements:

This press release contains forward-looking statements that involve substantial risks and uncertainties. All statements, other than statements of historical facts, included in this press release regarding our strategy, future operations, future financial position, future revenues, projected costs, prospects, plans and objectives of management are forward-looking statements. We may not actually achieve the plans, intentions or expectations disclosed in our forward-looking statements and you should not place undue reliance on our forward-looking statements. Actual results or events could differ materially from the plans, intentions and expectations disclosed in the forward-looking statements we make. There are a number of important factors that could cause Marchex’s actual results to differ materially from those indicated by such forward-looking statements which are described in the “Risk Factors” section of our most recent periodic report and registration statement filed with the SEC. All of the information provided in this release is as of August 8, 2005 and Marchex undertakes no duty to update the information provided herein.

Non-GAAP Financial Information:

To supplement Marchex’s consolidated financial statements presented in accordance with GAAP and to provide clarity internally and externally, Marchex uses certain non-GAAP measures of financial performance and liquidity, including OIBA, Adjusted OIBA, EBITDA and Adjusted non-GAAP EPS. In light of Marchex’s acquisition of goClick and the Name Development and Pike Street Industries asset acquisitions, Marchex also provides Pro Forma Revenue information.

OIBA represents income (loss) from operations plus (1) stock-based compensation expense and (2) amortization of acquired intangible assets. This measure, among other things, is one of the primary metrics by which Marchex evaluates the performance of its business. Additionally, Marchex’s management uses Adjusted OIBA which excludes both acquisition-related retention consideration, as management views this as part of the earn-out incentives related to the Enhance Interactive acquisition transaction, and a facility relocation expense. Both of these considerations are viewed as non-recurring in nature with the facility relocation expense recognized in calendar year 2004 and the earn-out consideration related to calendar year 2004. Adjusted OIBA is the basis on which Marchex’s internal budgets are based and by which Marchex’s management is currently evaluated. Marchex believes these measures are useful to investors because they represent Marchex’s consolidated operating results, taking into account depreciation and other intangible amortization, which Marchex believes is an ongoing cost of doing business, but excluding the effects of certain other non-cash and non-recurring expenses. EBITDA represents income before interest, income taxes, depreciation, amortization, and stock compensation expense. Marchex believes that EBITDA is another alternative measure of liquidity to GAAP net cash provided by operating activities that provides meaningful supplemental information regarding liquidity and is used by Marchex’s management to measure its ability to fund operations and its financing obligations.

Adjusted non-GAAP EPS represents Adjusted Net Income divided by weighted average fully diluted shares outstanding for Adjusted non-GAAP EPS purposes. Adjusted Net Income generally captures those items on the statement of operations that have been, or ultimately will be, settled in cash exclusive of certain non-recurring items and represents net income available to common shareholders plus: (1) stock based compensation expense, (2) amortization of acquired intangible assets, (3) acquisition-related retention consideration, (4) facility-relocation expense, and (5) other income (expense). Adjusted non-GAAP EPS includes dilution from options and warrants per the treasury stock method and includes the weighted average number of all potential common shares relating to convertible preferred stock and restricted stock. Shares outstanding for Adjusted non-GAAP EPS purposes are therefore higher than shares outstanding for GAAP EPS purposes. Financial analysts and investors may use Adjusted non-GAAP EPS to analyze Marchex’s financial performance since these groups have historically used EPS related measures, along with other measures, to estimate the value of a company, to make informed investment decisions and to evaluate a company’s operating performance compared to that of other companies in its industry.

Pro Forma Revenues are calculated under the standards of Statement of Financial Accounting Standards No. 141, Business Combinations, and are based, for the 2005 periods, as if the Name Development and Pike Street asset acquisitions occurred as of January 1, 2005. Pro Forma Revenues are based upon the historical revenues of the Company for the three months ended June 30, 2005 and Pike Street for the period from April 1, 2005 to April 25, 2005, and Pro Forma Revenues for the six months ended June 30, 2005 are based on the historical revenues of the Company for the six months ended June 30, 2005, Name Development for the period from January 1, 2005 to February 13, 2005, and Pike Street for the period from January 1, 2005 to April 25, 2005. For the 2004 periods, Pro Forma Revenues are calculated as if the acquisition of goClick and the Name Development and Pike Street asset acquisitions occurred as of January 1, 2004. Pro Forma Revenues for the three and six months ended June 30, 2004 are based upon the historical revenues of the Company, goClick, Name Development and Pike Street for the three and six months ended June 30, 2004. The unaudited pro forma information provided is not intended to represent or be indicative of the results of Marchex that would have been reported had the above mentioned acquisitions been completed as of the dates presented and should not be taken as representative of the future results of Marchex.

Marchex’s management believes that investors should have access to, and Marchex is obligated to provide, the same set of tools that management uses in analyzing the company’s results. These non-GAAP measures should be considered in addition to results prepared in accordance with GAAP, and should not be considered in isolation, as a substitute for, or superior to, GAAP results. These non-GAAP terms, as defined by Marchex, may not be comparable to similarly titled measures used by other companies. Marchex endeavors to compensate for the limitations of the non-GAAP measures presented by providing the comparable GAAP measure with equal or greater prominence, GAAP financial statements and detailed descriptions of the reconciling items and adjustments, including quantifying such items, to derive the non-GAAP measure.

For further information, contact:

Press:

Mark S. Peterson

VP of Public Relations

Marchex, Inc.

206-331-3344

mark@marchex.com

Investor Relations:

Trevor Caldwell

VP of Investor Relations & Strategic Initiatives

Marchex, Inc.

206-331-3316

tcaldwell@marchex.com

MARCHEX, INC. AND SUBSIDIARIES

Condensed Consolidated Statements of Operations

(unaudited)

	Three Months Ended June 30,
	2004	2005
Revenue	$8,865,178	$21,168,022

Expenses:
Service costs	5,743,815	10,738,628
Sales and marketing	1,030,710	1,543,895
Product development	528,306	1,290,545
General and administrative	846,680	1,473,561
Acquisition-related retention consideration	122,724	—
Stock-based compensation	235,234	497,169
Amortization of acquired intangible assets	1,034,643	4,949,651

Total operating expenses	9,542,112	20,493,449

Income (loss) from operations	(676,934)	674,573
Other income (expense):
Interest income	70,329	587,973
Interest expense	(1,488)	(1,600)

	68,841	586,373

Income (loss) before provision for income taxes	(608,093)	1,260,946
Income tax expense (benefit)	(147,103)	470,656

Net income (loss)	(460,990)	790,290
Convertible preferred stock dividends	—	682,813
Accretion to redemption value of redeemable convertible preferred stock	17,751	—

Net income (loss) applicable to common stockholders	$(478,741)	$107,477

Net income (loss) per share applicable to common stockholders - basic	$(0.02)	$0.00
Net income (loss) per share applicable to common stockholders - diluted	$(0.02)	$0.00
Shares used to calculate basic net income (loss) per share applicable to common stockholders	24,174,284	35,308,306
Shares used to calculate diluted net income (loss) per share applicable to common stockholders	24,174,284	37,459,860

MARCHEX, INC. AND SUBSIDIARIES

Condensed Consolidated Statements of Operations

(unaudited)

	Six Months Ended June 30,
	2004	2005
Revenue	$16,467,089	$39,564,005

Expenses:
Service costs	10,523,390	21,407,535
Sales and marketing	2,040,682	2,868,881
Product development	1,033,841	2,065,094
General and administrative	1,541,428	2,925,595
Acquisition-related retention consideration	255,660	—
Facility relocation	230,459	—
Stock-based compensation	595,998	643,707
Amortization of acquired intangible assets	2,069,511	8,032,808

Total operating expenses	18,290,969	37,943,620

Income (loss) from operations	(1,823,880)	1,620,385
Other income (expense):
Interest income	81,346	856,356
Interest expense	(1,813)	(3,460)
Adjustment to fair value of redemption obligation	55,250	—
Other	3,643	4,000

	138,426	856,896

Income (loss) before provision for income taxes	(1,685,454)	2,477,281
Income tax expense (benefit)	(200,803)	949,589

Net income (loss)	(1,484,651)	1,527,692
Convertible preferred stock dividends	—	1,031,806
Accretion to redemption value of redeemable convertible preferred stock	420,430	—

Net income (loss) applicable to common stockholders	$(1,905,081)	$495,886

Net income (loss) per share applicable to common stockholders - basic	$(0.10)	$0.02
Net income (loss) per share applicable to common stockholders - diluted	$(0.10)	$0.01
Shares used to calculate basic net income (loss) per share applicable to common stockholders	18,810,413	32,790,977
Shares used to calculate diluted net income (loss) per share applicable to common stockholders	18,810,413	35,149,062

MARCHEX, INC. AND SUBSIDIARIES

Condensed Consolidated Balance Sheets

(unaudited)

	December 31, 2004	June 30, 2005
Assets
Current assets:
Cash and cash equivalents	$24,933,066	$71,292,532
Trade accounts receivable, net	4,773,646	7,771,592
Prepaid expenses and other current assets	513,427	1,176,603
Refundable income taxes	902,246	2,509,483
Deferred tax assets	522,754	401,087

Total current assets	31,645,139	83,151,297
Property and equipment, net	1,508,446	1,797,194
Deferred tax assets	—	1,351,690
Intangibles and other assets, net	1,067,896	15,159,314
Goodwill	32,375,966	154,330,158
Intangible assets from acquisitions, net	4,996,289	55,899,422

Total assets	$71,593,736	$311,689,075

Liabilities and Stockholders’ Equity
Current liabilities:
Accounts payable	$6,227,274	$7,671,270
Accrued expenses and other current liabilities	1,170,039	2,065,729
Deferred revenue	1,947,617	2,015,469
Earn-out liability payable	6,237,578	—

Total current liabilities	15,582,508	11,752,468
Deferred tax liabilities	245,657	—
Other non-current liabilities	93,539	50,942

Total liabilities	15,921,704	11,803,410
Stockholders’ equity:
Convertible preferred stock	—	55,205,369
Class A common stock	122,500	122,500
Class B common stock	135,115	237,291
Additional paid-in capital	60,577,997	251,923,499
Deferred stock-based compensation	(521,820)	(3,457,120)
Accumulated deficit	(4,641,760)	(4,145,874)

Total stockholders’ equity	55,672,032	299,885,665

Total liabilities and stockholders’ equity	$71,593,736	$311,689,075

MARCHEX, INC. AND SUBSIDIARIES

Reconciliation of Revenue to Pro Forma Revenue

(unaudited)

	Three months ended June 30, 2004	Three months ended June 30, 2005	Six months ended June 30, 2004	Six months ended June 30, 2005
Revenue, as reported	$8,865,178	$21,168,022	$16,467,089	$39,564,005
goClick pro forma revenue	1,724,887	—	3,060,236	—
Name Development pro forma revenue	4,967,687	—	9,969,335	2,544,459
Pike Street pro forma revenue	610,743	267,296	1,231,244	1,230,494
Pro forma eliminations	(11,534)	—	(17,037)	—

Pro forma Revenue	$16,156,961	$21,435,318	$30,710,867	$43,338,958

MARCHEX, INC. AND SUBSIDIARIES

Reconciliation of GAAP Net Income (Loss) to Operating Income Before Amortization (OIBA) and

and Adjusted Operating Income Before Amortization (Adjusted OIBA)

(unaudited)

	Three Months Ended June 30,
	2004	2005
Net income (loss) applicable to common stockholders	$(478,741)	$107,477
Convertible preferred stock dividends	—	682,813
Accretion to redemption value of redeemable convertible preferred stock	17,751	—

Net income (loss)	(460,990)	790,290
Income tax expense (benefit)	(147,103)	470,656

Income (loss) before provision for income taxes	(608,093)	1,260,946
Interest income and other, net	(68,841)	(586,373)

Income (loss) from operations	(676,934)	674,573
Stock-based compensation	235,234	497,169
Amortization of acquired intangible assets	1,034,643	4,949,651

Operating income before amortization (OIBA)	592,943	6,121,393
Acquisition-related retention consideration	122,724	—

Adjusted operating income before amortization (Adjusted OIBA)	$715,667	$6,121,393

MARCHEX, INC. AND SUBSIDIARIES

Reconciliation of GAAP Net Income (Loss) to Operating Income Before Amortization (OIBA) and

and Adjusted Operating Income Before Amortization (Adjusted OIBA)

(unaudited)

	Six Months Ended June 30,
	2004	2005
Net income (loss) applicable to common stockholders	$(1,905,081)	$495,886
Convertible preferred stock dividends	—	1,031,806
Accretion to redemption value of redeemable convertible preferred stock	420,430	—

Net income (loss)	(1,484,651)	1,527,692
Income tax expense (benefit)	(200,803)	949,589

Income (loss) before provision for income taxes	(1,685,454)	2,477,281
Interest income and other, net	(138,426)	(856,896)

Income (loss) from operations	(1,823,880)	1,620,385
Stock-based compensation	595,998	643,707
Amortization of acquired intangible assets	2,069,511	8,032,808

Operating income before amortization (OIBA)	841,629	10,296,900
Acquisition-related retention consideration	255,660	—
Facility relocation	230,459	—

Adjusted operating income before amortization (Adjusted OIBA)	$1,327,748	$10,296,900

MARCHEX, INC. AND SUBSIDIARIES

Reconciliation from Net Cash provided by Operating Activities to EBITDA

(unaudited)

	Three Months Ended June 30,
	2004	2005
Net cash provided by operating activities	$(1,072,359)	$4,642,208
Changes in asset and liabilities, net of effects of acquisitions	2,094,325	2,868,681
Provision for income taxes	(147,103)	470,656
Other items - facility relocation (1)	36,528	9,972
Interest income and other, net	(68,841)	(586,373)
Tax benefits from exercise of stock options	(101,092)	(198,319)

EBITDA	$741,458	$7,206,825

	Six Months Ended June 30,
	2004	2005
Net cash provided by operating activities	$(10,265)	$6,401,034
Changes in asset and liabilities, net of effects of acquisitions	1,768,313	5,754,412
Provision for income taxes	(200,803)	949,589
Other items - facility relocation (1)	(193,931)	18,710
Interest income and other, net	(83,176)	(852,896)
Tax benefits from exercise of stock options	(101,092)	(328,093)

EBITDA	$1,179,046	$11,942,756

(1)	Other items generally consist of a facility relocation charge.

MARCHEX, INC. AND SUBSIDIARIES

Reconciliation of GAAP EPS to Adjusted Non-GAAP EPS

(unaudited)

	Three Months Ended June 30,
	2004	2005
Adjusted Non-GAAP EPS	$0.02	$0.08

Net income (loss) per share applicable to common stockholders - diluted (GAAP EPS)	$(0.02)	$0.00
Shares used to calculate diluted net income (loss) per share applicable to common stockholders	24,174,284	37,459,860
Net income (loss) applicable to common stockholders	$(478,741)	$107,477
Acquisition-related retention consideration	122,724	—
Stock-based compensation	235,234	497,169
Amortization of acquired intangible assets	1,034,643	4,949,651
Interest income and other, net	(68,841)	(586,373)
Impact of income taxes	(422,492)	(1,775,283)

Adjusted Non-GAAP Net income applicable to common stockholders	$422,527	$3,192,641

Adjusted Non-GAAP EPS	$0.02	$0.08

Shares used to calculate diluted net income (loss) per share applicable to common stockholders	24,174,284	37,459,860
Weighted average stock options and warrants and common shares subject to repurchase or cancellation (if applicable)	1,924,010	150,633

Shares used to calculate Adjusted Non-GAAP EPS	26,098,294	37,610,493

For Adjusted Non-GAAP EPS, the impact of restricted stock (common shares subject to repurchase or cancellation) is based on the weighted average of restricted stock outstanding as compared with diluted shares for GAAP purposes, which included restricted stock on a treasury stock method basis.

MARCHEX, INC. AND SUBSIDIARIES

Reconciliation of GAAP EPS to Adjusted Non-GAAP EPS

(unaudited)

	Six Months Ended June 30,
	2004	2005
Adjusted Non-GAAP EPS	$0.02	$0.15

Net income (loss) per share applicable to common stockholders - diluted (GAAP EPS)	$(0.10)	$0.01
Shares used to calculate diluted net income (loss) per share applicable to common stockholders	18,810,413	35,149,062
Net income (loss) applicable to common stockholders	$(1,905,081)	$495,886
Acquisition-related retention consideration	255,660	—
Facility relocation	230,459	—
Stock-based compensation	595,998	643,707
Amortization of acquired intangible assets	2,069,511	8,032,808
Interest income and other, net	(138,426)	(856,896)
Impact of income taxes	(711,720)	(2,904,541)

Adjusted Non-GAAP Net income applicable to common stockholders	$396,401	$5,410,964

Adjusted Non-GAAP EPS	$0.02	$0.15

Shares used to calculate diluted net income (loss) per share applicable to common stockholders	18,810,413	35,149,062
Weighted average stock options and warrants and common shares subject to repurchase or cancellation	1,614,570	67,414

Shares used to calculate Adjusted Non-GAAP EPS	20,424,983	35,216,476

For Adjusted Non-GAAP EPS, the impact of restricted stock (common shares subject to repurchase or cancellation) is based on the weighted average of restricted stock outstanding as compared with diluted shares for GAAP purposes, which included restricted stock on a treasury stock method basis.